                                      LEASE         Land Titles Office use only
                             Real Property Act, 1900

[seal]                                       Office of State Revenue use only


(A) PROPERTY LEASED
    Show no more than 20 References to Title.
    Specify the part or premises if appropriate.
                               -------------------------------------------------
                               Certificates of Title Folio Identifiers
                               6 /SP47021
                               7 /SP47021
                               8 /SP47021
                               9 /SP47021
                               10/SP47021
                               11/SP47021
                               -------------------------------------------------

(B) LODGED BY                  -------------------------------------------------
                               L.T.O. Box     Name, Address or DX and Telephone


                                              REFERENCE (max. 15 characters):
                               -------------------------------------------------

(C) LESSOR                     REEFMIST PTY LIMITED ACN 069 718 387

(D) The lessor leases to the lessee the property described above subject to the following ENCUMBRANCES

  1. ..............  2. ..............  3. ..............  4. ..............

(E)  LESSEE       ------------------------------------------------------------

                  DIVERGENT TECHNOLOGIES PTY LIMITED ACN 003 908 325

                              as joint tenants/tenants in common
                  ------------------------------------------------------------

(G)  1.  TERM:                Ten (10) years

     2.  COMMENCING DATE:     1 November 1996

     3.  TERMINATING DATE:    31 October 2006

     4.  With an OPTION TO RENEW for a period of    Five (5) years  set out it
         Part 14

         Incorporates the provisions set out in ANNEXURE  "A"   hereto.

We certify this dealing correct for the purposes of the Real Property Act, 1900
                                                      DATE OF EXECUTION ........

Signed in my presence by the lessor who is personally known to me
                                                        [SEAL]
THE COMMON SEAL of
REEFMIST PTY LIMITED
was hereunto affixed..../s/ Alan Treisman
          Signature of Witness
in accordance with its
Articles of Association
in the presence of:....Alan Treisman
        Name of Witness (BLOCK LETTERS)

L/8 Kobada Road, Dover Heights                   /s/ signature
----------------------------------            -------------------------
     Address of Witness                        Signature of Lessor



Signed in my presence by the lessor who is personally known to me
                                                        [SEAL]
THE COMMON SEAL OF                                  [OF DIVERGENT]
DIVERGENT TECHNOLOGIES PTY LIMITED                   [TECHNOLOGIES]
was hereunto affixed..../s/ Alan Treisman
          Signature of Witness
in accordance with its
Articles of Association
in the presence of:....Alan Treisman
        Name of Witness (BLOCK LETTERS)

L/8 Kobada Road, Dover Heights                   /s/ signature
----------------------------------            -------------------------
     Address of Witness                        Signature of Lessee

I solemnly and sincerely declare that the time for the exercise of the Option to Renew/Purchase in expired lease No._____________ has ended and the lessee under that lease has not exercised the option.
I make this solemn declaration conscientiously believing the same to be true and by virtue of the Oaths Act, 1900.
Made and subscribed at _____________________ in the State of ___________________
on ___________________ 19____________ in the presence of


_________________________
Signature of Witness


_______________________________
Name of Witness (BLOCK LETTERS)


____________________________________                ____________________________
Address of Witness                                  Signature of Lessor

          THIS PAGE AND THE SUCCEEDING 26 PACES IS THE ANNEXURE MARKED "A" COMPRISING SCHEDULE TWO OF THE LEASE DATED DAY OF NOVEMBER 1996 BETWEEN REEFMIST PTY LIMITED ACN 969 711 387 AS LESSOR AND DIVERGENT TECHNOLOGIES PTY LIMITED ACN 003 908 325 AS LESSEE

          THE LESS0R AND THE LESSEE HEREBY EXPRESSLY MUTUALLY COVENANT AND AGREE THE ONE WITH THE OTHER AS FOLLOWS

PART 1. - INTERPRETATION
------------------------

1.1 In the interpretation of this Lease and the Schedules hereto except to the extent to which such interpretation shall be excluded by or be repugnant to the context.-

       1.1.1 The expression "the Lessor" means the person referred to as the Lessor in the front page of this Lease and includes his successors and assigns.

       1.1.2 The expression "the Lessee" means the person referred to as the Lessee in the front page of this Lease and includes his successors and permitted assigns AND extends to and includes any permitted sub-tenant of the Lessee.

       1.1.3 The expression "the Guarantor" means the person or persons (if any) specified in Item 9.

       1.1.4 The expression "the Demised Premises" means the part of the Land and the Building referred to on the front page of this Lease which for the purposes of obligation as well as grant shall exclude any common parts but include the surface of all internal walls floors and ceilings and all floor and wall coverings all doors and door frames all windows and window frames all internal partitioning (erected by the Lessor or the Lessee at any time) and all the Lessor's fixtures and fittings (excepting any heating air conditioning and ventilation plant not exclusively serving the premises).

       1.1.5 The expression "the Land" means the land which as at the date hereof is or was comprised in Certificates of Title or Folio Identifiers specified in Item 9.

       1.1.6 The expression "The Building" means the improvements erected on the Land including any extensions or modifications thereto from time to time and all fittings fixtures (other than tenant's fixtures and fittings) plant equipment and machinery conveniences amenities and appurtenances thereto and thereof including without prejudice to the foregoing any gardens foot and vehicular ways within the land and all fences within and on the boundary of the Land.

       1.1.7 The expression "the Common Parts" means any passageways walkways staircases parades entrances lobbies foyer decoration gardens pavements lawns and other parts of the building nut demised or intended to be demised by the Lessor which are for the common use enjoyment or benefit of the Lessee and other occupants of premises in the Building notwithstanding that they may also be used or enjoyed by or be of benefit of the public.

       1.1.8 The expression "this LEASE" means the lease to which this Annexure "A" is annexed.

       1.1.9 The expression "the Rent" means the initial yearly amount specified in Item 1 together with and including any increases thereto in accordance with the provisions of Part 13 hereof.

       1.1.10 The expression "Lessee Party" means and includes any or the Lessee and any servants agents and employee contractor or visitor of the Lessee or any person claiming through or under him or any pursuit under the control or direction of the Lessee.

       1.1.11  The expression "the Term" means the term granted by this Lease.

       1.1.12  The expression  "the Review Dates" means those dates specified in
               Item 6.

       1.1.13 Words importing a person shall be deemed to include a corporation or firm and vice versa.

       1.1.14 Words importing the singular or plural number shall be deemed to include the plural and singular number respectively.

       1.1.15 When two or more persons comprise the Lessee or Guarantor all the covenants conditions terms and restrictions shall bind such persons and any two or greater number of them jointly and each of them severally and shall also bind the respective personal representatives assigns and successors in title of each of them jointly and severally.

       1.1.16 Words importing any gender shall include every other gender as the case may require.

       1.1.17 The headings or marginal notes contained herein are inserted for reference purposes only and shall not be construed as forming part of this document nor shall they affect the interpretation thereof in any way whatsoever.

       1.1.18 Any statutory provisions shall be construed as a reference to the provisions as respectively amended or re-enacted (either before or after the date of this Lease) from time to time.

       1.1.19 This Lease shall include the Reference Schedule to this Lease the contents of which Reference Schedule shall be read and construed as if they were set out in the body of this Lease.

       1.1.20 An item number shall mean the respective items set out in the Reference Schedule to this Lease and,

       1.1.21  A clause number shall mean the respective clauses of this Lease.

1.2 In the event or there being a Guarantor to this Lease set out in Item 9 this Lease shall be deemed to be granted at the request of the Guarantor.

1.3 Any covenant or agreement by the Lessee not to do or omit any act or thing shall be deemed to extend to an obligation not to permit any third party to do or omit the same.

1.4 Any approval consent permission or notice pursuant to this Lease shall not be valid unless in writing.

1.5    This Lease shall be read and construed and take effect in accordance with the laws of New South Wales.

1.6 The Lessor shall be entitled to exercise any right on its behalf expressed in or implied by this Lease by itself its employees agents servants or contractors

1.7 To the extent permitted by law the application to this Lease and the provisions hereof or any moratorium or other Commonwealth or State Statute ordinance rule or regulation which reduces or postpones the payment of the rent or extends the Term or otherwise affects the operation of any of the provisions of this Lease to the detriment of the Lessor is hereby expressly excluded and negatived.

1.8 The Lessor and the Lessee hereby agree and declare that any provision of this Lease which is or shall be or become in breach of the Trade Practices Act 1974 or any other Commonwealth or State statute rule or regulation and in consequence of such breach us void voidable unenforceable or invalid shall in my such case and for so long as it is in breach as aforesaid be severable from this Lease and this Lease shall be read and construed as if such provision was not expressed herein.

PART 2.- EXCLUSION OF IMPLIED COVENANTS AND POWERS
--------------------------------------------------

2.1 The covenants and powers implied in every lease by virtue of Sections 84, 84A and 85 of the Conveyancing Act 1919 shall not apply to or be implied in this Lease except an so far as the same or some part or parts thereof are included in the covenants hereinafter contained.

PART 3. - RENT
--------------

3.1 The Lessee shall pay to the Lessor without demand or deduction during the Term the Rent at the amount per annum set out in Item 1 (and at the same rate for a portion of such period) in the manner set out in Item 2 (including any alterations in the Rent determined in accordance with the provisions of Part 13).

3.2 The Lessee will as and when same becomes due for payment pay all accounts for the supply of all excess water and gas, electricity, telephone and other services to or from the Demised Premises according to the meter readings thereof or in the event of then being no meter or of any meter being defective then for the amount of water, gas, electricity, telephone or other services or charges which shall be assessed by the corporation or authority supplying the same.

PART 4 - USE OF THE DEMISED PREMISES AND ASSIGNMENT
---------------------------------------------------

       Permitted Use.

4.1 The Lessee will not use the Demised Promises or permit the Demised Premises to be used for any purpose other than in connection with the business of the Lessee as set out in Item 3 or such other purpose to which the Lesser may consent.

4.2 The Lessor gives no warranty as to the use to which the Demised Premises may be put and the Lessee shall satisfy itself thereon and at its own expense obtain all necessary consents and approvals to its use of the Demised Premises.

       No Noxious etc. Use:

4.3 The Lessee will not permit any noxious poisons immoral illegal or offensive act trade business occupation or calling to be exercised carried on permitted or suffered to or upon the Demised Premises at any time during the Term and will not permit any act matter or thing whatsoever to be done in or upon the Demised Premises at any time during the Term which shall or may cause annoyance nuisance grievance damage or disturbance to the occupiers or owners of other premises in the Building or to the occupiers or owners of adjoining or neighbouring lands or buildings.

       No Assignment:

4.4 The Lessee will not during the continuance of this Lease assign transfer mortgage charge or otherwise deal with the Lessee's interest in the Demised Premises or demise sublet or part with or share the possession of or grant any license affecting the Demised Premises or any act or deed procure any of the foregoing Any assignment transfer subletting or licence of the whole of the Demised Premises shall be deemed not to be a breech of the foregoing provisions of this Clause if prior thereto the Lessee either has not committed any default under this Lease or has committed a default under this Lease which has been waived or excused and if prior thereto:-

       4.1.1 the Lessee has proved to the satisfaction of the Lessor that the proposed assignee transferee sub-lessee or licensee (hereinafter called "the Ingoing Tenant") is a respectable responsible and solvent person capable of adequately carrying on the business permitted under this Lease or other business approved by the Lessor to be carried on in the Demised Premises;

       4.4.2 the Ingoing Tenant has entered into a covenant with the Lessor in the form requested by the Lessor that be will duly perform and observe the covenants and agreements on the Lessee's part herein contained. In this respect the Lessor shall have the right to require any further covenant or guarantee that the Lessor in its sole discretion may require.

       4.4.3 the Ingoing Tenant has furnished the Lessor such guarantee or guarantees of the performance of his obligations under the Lease as the Lessor shall require;

       4.4.4 the Lessee has entered into a Deed in the form required by the Lessor under which the Lessee releases the Lessor from all claims against the Lessor in respect of, or in any way arising from, this lease; and

       4.4.5 in the case of a sublease or licence the Lessee has established to the satisfaction of the Lessor that the Ingoing Tenant is obliged to pay a full market rental or licence fee.

4.5 The Lessor shall upon any assignments of this Lease not be obliged or required to release the Lessee from the covenants on its part herein contained or the Guarantor from the guarantee herein contained and nothing expressed in this Lease shall imply any such release.

4.6 Where the Lessee is a corporation the shares in which are not listed on any member exchange of the Australian Associated Stock Exchanges and there is an alteration in the beneficial ownership of or issue of further shares in the share capital of the Lessee which in the reasonable opinion of the Lessor alters the effective control of the Lessee from the control thereof at the date of this Lease such change in control of the Lessee shall be deemed to be an assignment of this Lease PROVIDED THAT the provisions of this sub-clause shall not apply to the Lessee, but shall apply in respect of any assignee of the Lease.


PART 5. - MAINTENANCE. REPAIR AND ALTERATIONS
---------------------------------------------

       To keep in Repair:

5.1 The Lessee will at all times during the Term and during any period of holding over maintain and keep the Demised Premises in good and substantial repair order and condition to the satisfaction of the Lessor having regard to the age of the Demised Premises and in all respects and as nearly as possible in the same condition as at the time of erection or installation of the same and for the purposes aforesaid the Lessee shall if required by the Lessor effect and keep in force comprehensive maintenance and repair contracts with a competent person approved by the Lessor in respect of air conditioning plant fire fighting equipment and other plant and equipment which exclusively serve the Demised Premises. The Lessee shall not be required to undertake any work of a structural nature.

       Fire Fighting Equipment:

5.2 The Lessee will maintain all fire-fighting and fire-prevention equipment now in the Demised Premises in good working order and condition to the standard specified by the Lessor or if not specified to the standard from time to time adopted by the Standards Association of Australia and hive same inspected at least once in every year of the Term by the relevant fire authority.

       To paint etc.:

5.3 Without prejudice to the provisions of Clause 5.1 hereof the Lessee will at intervals specified in Item 4 and from time to time if necessary or reasonably required by the Lessor paint repaint clean wallpaper stain or otherwise appropriately treat in a proper and workmanlike manner such internal parts of the Demised Premises usually so treated.

       To keep Clean:

5.4 The Lessee will during the term cause the Demised Premises to be kept clean and free from dirt and rubbish and particularly shall store and keep all trade waste trash and garbage in proper receptacles and arrange for the regular removal thereof from the Demised Premises.

       Broken Glass etc.:

5.5 The Lessee will immediately repair and replace all broken glass including exterior windows with glass of the same or similar quality and all damaged or broken heating lighting or electrical equipment and plumbing installed upon the Demised Premises.

       Lessor may Inspect:

5.6 The Lessor may at all reasonable times upon giving to the Lessee reasonable notice (except in the case of emergency when no notice shall be required) enter upon the Demised Premises and view the state of repair thereof and may serve upon the Lessee a notice in writing of any defect for the repair of which the Lessee may be responsible hereunder requiring the Lessee within a reasonable time to repair the same. All expenses incurred by the Lessor in relation to the serving of such notices shall be reimbursed to the Lessor by the Lessee.

       Lessor may Repair:

5.7 The Lessor may at all reasonable times upon giving to the Lessee reasonable notice (except in the case of emergency when no notice shall be required) enter upon the Demised Premises with workmen and others and all necessary materials for the purpose of complying with any request requirement notification or order of any Authority having jurisdiction or authority over or in respect of the Demised Premises for which the Lessee is not liable under its covenants herein contained or for carrying out such repairs renovations maintenance modifications extensions or alterations to the Demised Premises deemed necessary or desirable by the Lessor provided always that in the exercise of any such power under this Clause no undue inconvenience shall be caused to the Lessee.

       Alterations and Additions:

5.8 The Lessee will not nor will it permit any person to partition the Demised Premises or make any alteration or addition to the structure or exterior of the Demised Premises or any partitions therein or any additions or alterations thereto without the prior consent in writing of the Lessor (such consent not to be unreasonably withheld) and shall in the course of such partitioning alterations or additions made with the consent or the Lessor observe and comply with all requirements of the Lessor and public authorities. Without prejudice to the foregoing provisions of this Clause the Lessee will when applying for the Lessors approval to any alterations or additions to the Demised Premises submit with the application drawings and specifications in respect thereof prepared by a qualified consultant or consultants approved by the Lessor. Work in respect of alterations or additions to the Demised Premises approved by the Lessor shall only be carried out by the contractors or qualified tradesmen approved by the Lessor and if required by the Lessor the Lessee shall on completion of such work hand to the Lessor a certificate by a consultant approved by the Lessor to the effect that such work has been carried out in accordance with the drawings and specifications relating thereto and in accordance with the requirements of all relevant public authorities. In making any decision pursuant to this Clause the Lessor may refit to any consultant and during the construction of such alterations and additions the Lessor may require periodic inspections thereof by its consultants and all the Lessor's expenses of such references and inspections shall be met by the Lessee.

       To maintain Lessee's equipment:

5.9 The Lessee will at all times during the Term keep and maintain clean and in good and substantial repair working order and condition all machinery plant equipment fixtures fittings and furnishings of the Lessee.

PART 6. - AIR CONDITIONING
--------------------------

       Installation:

6.1 The Lessee may subject to obtaining the Lessor's prior consent in writing install at the Lessee's own expense additional plant machinery or equipment for heating cooling or circulating air (all of which are herein included in the expression "air conditioning plant")

       Operation and Maintenance:

6.2 Such air conditioning plant shall be and remain the property of the Lessee who shall be responsible for all operating costs maintenance and insurance thereof.

       Removal:

6.3 If so required by the Lessor such air conditioning plant (or the relevant portion thereof) shall be removed by the Lessee from all portions of the Demised Premises vacated by the Lessee at or prior to the expiration of the occupation of' the Demised Premises by the Lessee and in default thereof the Lessor may at the expense of the Lessee remove and dispose of the same and any air conditioning plant not so removed by the Lessee prior to the expiration of the occupation of the Demised Premises by the Lessee shall become the property of the Lessor.

       Damage:

6.4 All damage done to the Demised Premises by reason of such installation or removal aforesaid shall be made good by the Lessee and if the Lessee fails so to do the Lessor may make good all such damage at the expense of the Lessee.

PART 7. - GENERAL LESSEE'S COVENANTS
------------------------------------

       Remove Signs and Rectify Damage:

7.1 The Lessee will not erect or display any signs or advertisement on the exterior of he Demised Premises (or within the Demised Premises so that such sign or advertisement can be seen from the exterior of the Building) without the consent in writing of the Lesser (such consent not to be unreasonably withheld) and the consents of all relevant and competent authorities and will erect any such permitted sign or advertisement in a good and workmanlike manner and make good all damage caused by such erection and upon the termination of this Lease remove such sign or advertisement and make good any damage caused to the Demised Premises by such removal.

       Requirements of Public Authorities:

7.2 From time to time the Lessee will forthwith comply at its own expense with all statutes ordinances proclamations orders and regulations present or future affecting or relating to the Demised Premises or the use thereof and with all requirements which may be made or notices or orders which may he given to the Lessor or the Lessee by. any governmental semi-governmental city municipal health licensing or any other authority having jurisdiction or authority in respect or the Demised Premises or the use thereof and copies of any notices or orders received by the Lessee shall forthwith be delivered to the Lessor PROVIDED THAT the provisions of this sub-clause shall not apply to structural work unless the need for same arises from the Lessee's use and/or occupation of the Demised Premises.

       Floor Overloading:

7.3 The Lessee will not do or permit or suffer to be done upon the Demised Premises anything in the nature of overloading any floor or any other part of the structure of the Building whereby the Building may be strained or any walls or floors or other part thereof be caused to sag or deflect from she right lines of the Building or whereby the Building may be otherwise damaged.


       Noise and Other Damage:

7.4 The Lessee will not without the written consent of the Lessor install use place or permit or suffer to be brought into the Demised Premises any plant machinery or other articles winch may cause undue noise or vibrations or which are of a weight or size which may cause damage directly or indirectly to the Building.

       Use of Lavatories etc.:

7.5 The Lessee will not use nor permit nor suffer to be used the lavatories toilets sinks and drainage and other plumbing facilities in the Demised Premises for any purposes other than those for which they were constructed or provided and shall not deposit nor permit to be deposited therein any sweepings rubbish or other matter and any damage thereto caused by misuse shall be made good by the Lessee forthwith.

       Dangerous Substances etc.:

7.6 The Lessee will not bring onto the Demised Premises any dangerous inflammable explosive noxious or offensive substances except in the ordinary course of the Lessee's business (permitted by this Lease to be carried on at the Demised Premises) and provided that the Lessee shall ensure thaw all proper and prudent measures are taken in the storage and use of any such substances and that the Lessor is previously notified of the nature and extent of any such substances brought onto the Demised Premises

       Pest Control:

7.7 The Lessee will take all reasonable precautions to keep the Demised Premises free of rodents vermin insects pests birds and animals and in the event of failing to do so will if so required by the Lessor but at the cost of the Lessee employ from time to time or periodically pest exterminators approved by the Lessor.

       Overload Wires:

7.8 The Lessee will not overload the electric wires and cables serving the Demised Premises.

       Infectious Illness:

7.9 The Lessee will in the event or any infectious illness occurring in the Demised Premises forthwith give notice thereof to the Lessor and to the proper public authorities and at the expense of the Lessee will thoroughly fumigate and disinfect the Demised Premises to the satisfaction of the Lessor and such public authorities and otherwise comply with their reasonable and lawful requirements in regard to the same.

       Notice of Defects:

7.10 The Lessee will give to the Lessor prompt notice in writing of any accident to or defect or want of repair in any services or fixtures fittings plant or equipment in the Demised Premises and or any circumstances likely to be or to cause any danger risk or hazard to the Demised Premises or to the Building or any person therein or thereon.

       Particulars or Notice:

7.11 The Lessee will give to the Lessor full particulars of any permission notice order requirement recommendation or proposal given or issued in respect of or in connection with the Demised Premises by any competent authority within seven (7) days or its receipt by the Lessee.

       Compliance with Rules:

7.12 The Lessee will comply with such reasonable rules as the Lessor may now or in the future make for the more efficient management of the Building (including its security and that of its lessees and occupants).

       Observance of Restrictions on Certificate of Title:

7.13 The Lessee will at all times observe and perform the restrictions stipulations and covenants (if any) referred to in the certificate(s) of title in respect of the Building and or the Land.

       Obstruction of Windows or Ventilators:

7.14 The Lessee will not obstruct any of the windows or ventilators belonging to the Demised Premises nor to permit any new window or ventilator or other encroachment or easement of which the Lessee is aware to be made against or over the Demised Premises.

7.15 The Lessee will not cause any damage to or obstruction of any of the Common Parts or to any road or laneway serving the Building and not to place or store any goods outside the Demised Premises.

PART 8 - INSURANCE
------------------

       Public Risk Insurance:

8.1 The Lessee will at its own cost effect and at all times keep in full force and effect a policy of public risk insurance with a reputable and solvent insurer with respect to the Demised Premises and the business carried on in the Demised Premises in which limits of public risk shall be not less than the amount specified in Item 5 (or such other amount as the Lessor may from time to time reasonably require) as the amount payable in respect or liability arising out of any one single accident or event and shall deliver to the Lessor on demand a copy of the policy and a current certificate of insurance.


       Plate Glass insurance:

8.2 The Lessee will at its own cost effect and at all times keep in full force and effect plate glass insurance (for the full replacement value thereof) in respect of all plate glass attached to or forming part of the Demised Premises and shall deliver to the Lessor on demand a copy of the policy and a current certificate of insurance.

8.3 The Lessee will include as the insured parties in respect of each of the policies effected pursuant to Clause 8.1 and 8.2 the Lessor any superior lessor and any person or persons nominated by the Lessor as being mortgagees of the Building and the Lessee.

     Indemnity:

8.4 The Lessee will indemnify and hereby does indemnify and hold indemnified the Lessor from and against all actions claims demands losses damage costs and expenses which the Lessor may sustain or incur or for which the Lessor may become liable whether during or after the Term in respect of or arising from:-

     8.4.1 the neglect or default of any Lessee Party to observe at perform any of the terms covenants and conditions expressed in or implied in this Lease;

     8.4.2 the negligent use of misuse waste or abuse by any Lessee Party of any water gas electricity or other services to the Building;

     8.4.3 the overflow leakage or escape of water fire gas electricity or any other harmful agent whatsoever in or from the Demised Premises;

     8.4.4 the failure of the Lessee upon becoming aware of any defect in any of the air conditioning fire prevention equipment or other facilities presently available in relation to the Demised Premises to notify the Lessor of such defect;

     8.4.5 the use of the Demised Premises and the common Parts by any Lessee Party;

     8.4.6 the carrying out of any additions or alterations or other works to the Demised Premises by any Lessee Party;

     8.4.7 the use by any Lessee Party of any car parking facilities in the area permitted by this Lease;

     and it is hereby agreed that the Lessor shall not be liable or in any way responsible to the Lessee or any Lessee Party for any injury loss or damage which may be suffered or sustained to any property or by any person on the Demised Premises unless caused by the wilful act or omission of the Lessor its servants or agents.

     Compliance with Requirements:

8.5 The Lessee will comply with all requirements and recommendations of the Insurers of the Building and not do or omit to do anything on the Demised Premises which may increase the premium above the ordinary rate render any additional premium payable for the insurance of the Building or of any neighbouring premises or which may make void or voidable any policy of such insurance and to reimburse the Lessor forthwith on demand any additional premium which may have been paid or become payable by reason of any such act or omission together with all expenses incurred by the Lessor in relation to the removal of any policy of insurance.

     Inform:


8.6 The Lessee will inform the Lessor of any reason why in the Lessee's opinion the Lessor's insurable interest in the Demised Premises or in any adjoining premises may be effected.

     Insurances Money Irrecoverable:

8.7 In the event of the Demised Premises or any part thereof being damaged or destroyed at any time during the Term and the insurance money under the insurance policy effected thereon being wholly or partially irrecoverable by reason solely or in part of any act or default of the Lessee or its respective agents servants invitees or licensees the Lessee will forthwith pay then and in every such case to the Lessor the whole or as the case may require a fair proportion of the cost of rebuilding and reinstating the same.

     Heating:

8.8 The Lessee will not use or permit or suffer to be used any method of heating or lighting the Demised Premises in contravention of any policy of insurance in respect of the Demised Premises.

     Fire Regulations:

8.9 The Lessee will comply with insurance sprinkler and fire alarm regulations from time to time affecting the Demised Premises and the Lessee will pay to the Lessor the cost of any alterations to the sprinkler and fire alarm installation which may be required by any competent Authority or which may become necessary by reason of the non-compliance by the Lessee with the said regulations.

     Lessee to Pay Additional Insurance Premiums:

8.10 In the event that the Lessor shall approve in writing of the proposal of the Lessee to increase the risk of damage by fire or other cause the Lessee shall pay any extra premiums of insurance on the Building or any property therein required on account of the extra risk caused by the use to which the Demised Premises are put by the Lessee with approval as aforesaid.

PART 9. - LESSOR'S COVENANTS AND REMOVAL OF LESSEE'S FIXTURES AND FITTINGS
--------------------------------------------------------------------------

     Quiet enjoyment:

9.1 The Lessee paying the rent hereby reserved and duly and punctually observing and performing the covenants obligations and provisions in this Lease on the part of the Lessee to be observed and performed, shall and may peaceably possess and enjoy the Demised Premises during the Term without any interruption or disturbances from the Lessor or any other person or persons lawfully claiming by from or under the Lessor.

     Removal of Lessee's Fixtures and Fittings:

9.2 The Lessee may at or prior to the determination of this Lease (and will if so required by the Lessor at or immediately following the expiration or sooner determination of the Term) take remove and carry away from the Demised Premises all fixtures fittings plant equipment or other articles upon the Demised Premises in the nature of trade or tenant's fixtures brought upon the Demised Premises by the Lessee together with any items referred to in Clause 7.1 hereof and shall if required by the Lessor restore the Demised Premises to their condition prior to any alterations or additions carried out by the Lessee to the structure or fabric of the Demised Premises but the Lessee shall in such removal or restoration do no damage to the Demised Premises and shall forthwith make good any damage which may have been occasioned thereto by such articles alterations or additions or by the Lessee in such removal of restoration.

     Lessee's Fixtures not Removed:

9.3 If the Lessee does not remove and carry away any of such fixtures fittings plant equipment and other articles or items or restore any such alterations or additions at or immediately following the determination of this Lease the Lessor may at the expense of the Lessee remove and dispose of the same and make good any damage and any of such fixtures fittings plant equipment and other articles or items or alterations or additions not removed by the Lessee as aforesaid shall become the property of the Lessor.

     Insurance by Lessor:

9.4 The Lessor will at all times during the Term (unless such insurance shall be avoided by any act or omission of the Lessee as aforesaid) insure and keep insured the Building against the risks referred to in Clause 1.1.13.3 and will whenever required (but not more than twice in every calendar year) produce a certificate to the Lessee in respect of such insurance.

     Holding over:

9.5 In the event of the Lessee holding over after the expiration or sooner determination of the Term with re consent of the Lessor the Lessee shall _________ a monthly tenant only of the Lessor at a monthly rental equivalent to a monthly proportion of the Rent reserved and payable by the Lessee ___________________________________ determination of the Term or at a monthly rental as may be agreed upon between the Lessor and the Lessee and otherwise on the same terms and conditions as those herein contained as far as applicable.

PART 10. - DESTRUCTION OF PREMISES
----------------------------------

10.1 If during the Term of this Lease the Building shall be destroyed or damaged so as to render the Demised Premises or any part thereof substantially unfit for the use and occupation by the Lessee or so as to deprive the Lessee of substantial use of or access to the same: -

10.1.1 This Lease may be terminated without compensation by either the Lessor or the Lessee by notice in writing to the other provided that the Lessee shall not be entitled to terminate the Lease unless the Lessor shall unreasonably delay in rebuilding or reinstating the Demised Premises.

10.1.2 Any such termination as aforesaid shall be without prejudice to the rights of either party in respect of my antecedent breach matter or thing.

10.1.3 On the happening of any such damage or destruction as aforesaid (provided that any insurance moneys that have been payable to the Lessor are not wholly or partially irrecoverable by reason of any act or default of the Lessee or its respective agents servants invitees or licensees) the Rent hereinbefore reserved or a proportionate part thereof according to the nature and extent of the damage sustained shall abate and all or any remedies for the recovery of the Rent or such proportionate part thereof shall be suspended until the Demised Premises shall have been rebuilt or reinstated or made fit for the occupation and use of the Lessee or until access thereto shall have been provided or until the Lease shall be terminated pursuant to the provisions hereof as the case may be. In the event of any dispute arising out of this clause the same shall be determined by a valuer agreed between the parties or failing agreement appointed for such purpose by the president or secretary for the time being of the New South Wales Real Estate Institute. Such valuer shall be deemed to be acting as an expert and not as an arbitrator and his fees shall be borne by the Lessor and Lessee in equal shares.

No Obligation to Rebuild:

10.2 Nothing expressed in or implied by this Lease shall be deemed to impose any obligation upon the Lessor to rebuild or reinstate or make fit for occupation the Demised Premises or the Building in the event of damage thereto or destruction thereof.


PART 11. - DEFAULT, TERMINATION, ETC.
-------------------------------------

11.1 Notwithstanding any provision to the contrary expressed in or implied by this Lease upon the happening of any of the following events the Lessor shall be entitled to exercise any of the rights specified in Clause 11.2;-

       11.1.1 If the Rent or any part thereof or any other money (whether or not in the nature of rent) shall be in arrears of unpaid for a period of fourteen (14) days (whether or not formally demanded);

       11.1.2 If the Lessee shall default in the due observance and performance of any covenant condition restriction agreement or regulation (not relating to the payment of the Rent or other moneys (whether or not in the nature of rent)) expressed in or implied by this Lease on its part to be observed and performed provided that in so far as such default is reasonably capable of remedy the

               Lessor shall first give the Lessee not less than fourteen (14) days notice requiring the default to be remedied;

       11.1.3  If in the event of the Lessee being a corporation:-

               11.1.3.1 an order is made or a resolution is passed for its winding up or proceedings are initiated or a meeting called to obtain any such order or to pass such resolution;

               11.1.3.2 a receiver manager administrator or receiver and manager and administrator of its undertaking or any part thereof is appointed or an official manager or provisional liquidator or administrator is appointed;

               11.1.13.3 if there shall be without the consent of the Lessor any sale transfer or other disposition whatsoever of the shares in its issued capital or any issue or allotment of any new shares in its capital or any other act matter or thing whatsoever done or performed the effect of which is to transfer whether directly or indirectly to any person persons company or companies its effective management and control.


       11.1.4  If the Lessee being an individual;-

               11.1.4.1   dies or becomes incapable of managing his own affairs;

               11.1.4.2 is declared bankrupt or makes any arrangement with his creditors;

       11.1.5 If any execution or other process of any Court or other authority issues out against or is levied upon any of the property of the Lessee;

       11.1.6 If the Lessee stops or threatens to stop payment of its debts or shall without the consent in writing of the Lessor cease or threaten to cease to carry on its business;

       11.1.7 If any warranty or representation expressed in or implied by this Lease or otherwise made by or on behalf of the Lessee to the Lessor prior to entering into this Lease shall be found to be materially incorrect;

       11.1.8 If a final judgment is entered in any Court against the Lessee and is not satisfied within fourteen (14) days thereafter.

       11.1.9 If the Lessee without the consent in writing or the Lessor first had and obtained creates or purports to create any charge or mortgage over its interest in this Lease.

       Re-entry or Surrender on Default

11.2 Upon the happening of any of the events specified in Clause 11.1 the Lessor may In its absolute discretion:-

       11.2.1 Subject to any notice required by statute immediately or at any time thereafter and without any notice or previous demand re-enter (forcibly if necessary) into and upon the Demised
               Premises or part in parts thereof in the name of the whole and repossess the same as of its former estate and to expel and remove the Lessee and all other occupiers without liability for the tort of trespass and without prejudice to any remedies which might otherwise be available to the Lessor to recover arrears of rent or to redress any antecedent breach of the covenants conditions restrictions agreements and regulations on the part of the Lessee expressed in or implied by this Lease and such re-entry shall (unless the Lessor shall otherwise expressly elect) automatically cause this Lease to cease determine and be at an end as if it has thereupon expired by effusion of time but the Lessee shall remain liable for all rents due to the date of such re-entry and for all other moneys (if any) due hereunder and in the event of any such re-entry the Lessor may retain any furniture fittings fixtures or other items belonging to the Lessee in the Demised Premises and the Lessor shall have the right to sell such furniture fittings and fixtures or other items by public auction and apply the proceeds of such sale towards the payment of any moneys outstanding and payable to the Lessor pursuant to this Lease.

       11.2.2 By giving notice in writing to the Lessee to reduce the Term so that it expires on a date being not prior to the seventh day after the date of service of such notice; or

       11.2.3 By giving notice in writing to the Lessee require the Lessee to surrender the Lease on a date being not earlier than the seventh day after the date of service of such notice and for the purposes of effecting such surrender the Lessee hereby appoints the Lessor and in the event of the Lessor being a corporation the directors and secretary of the Lessor severally the attorneys of the Lessee to do all such acts deeds and things and execute all such deeds and documents (all at the cost of the Lessee) as are necessary to effect and give full effect to any surrender so required.

11.3 The Lessee hereby agrees that any surrender required by the Lessor pursuant to Clause 11.2.3 shall not prejudice the Lessor's rights and entitlements with respect to any antecedent breach or default by the Lessee of the provisions of this Lease.

       Acceptance of Rent:

11.4 Demand for or acceptance of rent by the Lessor after default by the Lessee under this Lease shall be without prejudice to the exercise by the Lessor of the powers conferred upon it by Clause 11.2 hereof or any other right power or privilege of the Lessor under this Lease and shall not operate as an election by the Lessor either to exercise or not to exercise any of such rights power of privileges.

PART 12. - GENERAL
------------------

       Exclusion of Warranties:

12.1 The Lessee acknowledges and declares that no promise representation warranty or undertaking has been given by or on behalf of the Lessor in respect to the suitability of the Demised Premises for any purpose or business to be carried on therein or to any air-conditioning plant or other plant or elevators or to the fittings finish facilities and amenities of the Demised Premises.

       Whole Agreement:

12.2 The covenants and provisions contained in this Lease expressly or by statutory implication cover and comprise the whole of the agreement between the parties hereto and it is expressly agreed and declared that no further or other covenants or provisions whether in respect or the Demised Premises or otherwise shall be deemed to be implied herein or to arise between the parties hereto by way of collateral or other agreement by reason of any promise representation warranty or undertaking given or made by or on behalf of any party hereto on or prior to the execution hereof and the existence of any such implication or collateral or other agreement is hereby negatived.

       Waiver:

12.3 No waiver by the Lessor of one breach of any covenant, obligation or provision in this Lease contained or implied shall operate as a waiver or another breach of the same or of any other covenant obligation or provision in this lease contained or implied.

       Premium:

12.4 Save as herein contained no premium or other consideration has been or is to be paid to the Lessor hereunder by the Lessee or any other person.

       Cost of Lease, etc.:

12.5 The Lessee hereby covenants with the Lessor to pay to the Lessor on demand:

       12.5.1  all   reasonable   and  proper   legal  and  other   costs  and
               disbursements (including stamp duty) incurred by the Lessor in relation to any application by the Lessee for consent to an assignment of this lease or any other dealing with the Lessee's interest herein or any other matter requiring the consent of the Lessor pursuant to provisions hereof or in connection with any breach of threatened breach of any of the terms hereof by the Lessee and in connection with any proceedings for enforcement of payment of the Rent or any other terms of this Lease;

       12.5.2 upon the signing of this Lease the Lessor's reasonable legal costs and disbursements in connection with this Lease and the stamping and registration thereof including any consent and/or lodgement fees charged by the Mortgagee.

       Lessee Not to Cause Acne Reduction

12.6 The Lessee will not without the consent in writing of the Lessor by any act matter or deed or by any failure or omission impair reduce or diminish directly or indirectly the Rent hereby reserved or impose or cause or permit to be imposed on the Lessor any liability of the Lessee under or by virtue of this Lease even though entitled so to do whether by statue ordinance proclamation order regulation or moratorium (present or future) or otherwise.

       Notices:

12.7 All demands requisitions consents elections or notices shall be in writing and may be given to or served upon a party hereto by being left at the party's registered office or principal place of business in the State or Territory in which the Demised Premises are situated or by being posted to a prepaid certified or registered letter addressed to that party at such office or principal place of business AND any such demand requisition consent election or notice shall be deemed duly served at the expiration of three (3) days after the time of posting AND in proving the giving of the same it shall be sufficient to prove the envelope containing the same was properly addressed stamped and registered and put into a post office box in the Commonwealth of Australia. Any demand requisition consent election nor notice may be signed by the Lessor or on its behalf by any Manager the Secretary or other authorised office managing agent or solicitor for the time being of the Lessor.

       "For Sale" and "To Let" Notices;

12.8 The Lessee will at all reasonable times permit the Lessor to exhibit the Demised Premises to prospective tenants or purchasers and will at all times within the six (6) months immediately preceding the termination of this Lease allow the Lessor to affix and exhibit where the Lessor shall think fit at any time the usual "To Be Let" notices and will at all times allow the Lessor to affix and exhibit where the Lessor shall think fit at any time the usual "For Sale" notices in each case with the name and address of the Lessor and/or its agent thereon and the Lessee will not remove any such notice without the written consent of the Lessor.

       Non-merger:

12.9 None of the terms or conditions of this Lease nor any act matter or thing done under or by virtue of or in connection with this Lease or any other agreement between the parties hereto shall operate as a merger of any of the rights and remedies of the parties in or under this Lease or is or under any such other agreement all of which shall continue in full force and effect.

Supply Failure:

12.10 The Lessor will not be under any liability for any loss or damage sustained by the Lessee or any other person at any time as a result of or arising in any way out of the failure of the electricity or water supply air conditioning or any other services or facilities provided by the Lessor for enjoyment by the Lessee in conjunction with the Demised Premises.

       Lessee's Obligations:

12.11 Whenever the Lessee is obligated or required hereunder to do or effect any act matter or thing then the doing of such act matter or thing shall unless this Lease otherwise provides be at the sole risk and expense of the Lessee.

       Grant Easements:

12.12 The Lessor shall be entitled for the purpose of the provision of public or private access to and egress from the Demised Premises or support or structures hereafter erected on or form adjoining lands or of services (including water drainage gas and electricity supply and telephone and electronic communication services) to grant easements or enter into any arrangement or agreement with any of the owners lessees tenants or occupiers or others interested in any land adjacent or near to the Demised Premises or with any public authority as the Lessor think fit and it may likewise for such aforesaid purpose dedicate land or transfer grant or create any easement privilege or other right in favour of such parties or in favour of any such adjoining or neighbouring land or any public authority over or affecting the Demised Premises and this Lease shall be deemed to be subject to any such agreement arrangement right easement or privilege. Notwithstanding the reservation contained in this Clause the Lessor in exercise of the rights herein conferred shall not dedicate land or transfer grant or create any easement privilege or other right to any other person which shall substantially or permanently derogate from the enjoyment of rights conferred on the Lessee by this Lease.

       Lessee not to Carry Out Structural Repairs:

12.13 It is hereby acknowledged and agreed that the Lessee shall not be obliged by anything expressed in or implied by this Lease to carry out any structural repairs or works to the Building unless the same arise (whether directly or indirectly) as a result of any of the following:-

       12.13.1 the neglect or default by the Lessee or any servant agent sub-tenant licensee or other person claiming through or under the Lessee to observe or perform any of the terms covenants and conditions expressed in or implied by this Lease;

       12.13.2 the use or occupation of the Demised Premises by the Lessee or any sub-tenant;

       12.13.3 the employment of any person in the Demised Premises by the Lessee or any sub-tenant;

       12.13.4 the use of any fixtures fittings plant machinery or goods in the Demised Premises by the Lessee or any sub-tenant.

       12.13.5 the carrying out of any alterations or additions to the Demised Premises by the Lessee or any sub-tenant or the reinstatement of the Demised Premises following any alterations in additions thereto, and

       12.13.6 the  bringing  on to the  Demised  Premises  by the Lessee or any
               subtenant  of  any  plant   machinery  or  other  items  (whether
               consented to by the Lessor not)

       In which event the Lessee shall at the option of the Lessor either at its own coat forthwith repair and reinstate the structure or the Building so requiring repair or carry out such structural works as may be necessary to comply with the requirements of any competent authority to the reasonable satisfaction of the Lessor and all relevant authorities or if the Lessor has itself elected to carry out such repairs and reinstatement or works the Lessee shall forthwith upon demand by the Lessor pay to the Lessor all its costs and expenses (including all professional fees) incurred in connection therewith.

       Fundamental and Essential Terms:

12.14  Notwithstanding  anything to the contrary expressed in or implied by this
       Lease:

       12.14.1 The Lessee hereby assures the Lessor that it will as all times strictly and substantially comply with each and every covenant condition restriction rule and agreement expressed in or implied by this Lease on the Lessee's part to be performed or observed and the Lessee acknowledges that the Lessor has entered into this Lease on the basis of such assurance.

       12.14.2 The Lessor and the Lessee hereby expressly agree and acknowledge that each covenant condition restriction rule and agreement expressed in or implied by this Lease on the Lessee's part to be performed and observed is a fundamental and essential term of this Lease.

       12.14.3 The Lessor and the Lessee hereby expressly agree and acknowledge that if:-

               12.14.3.1 the Rent hereby reserved or any part thereof shall be in arrears or unpaid for fourteen (14) days after formal demand has been made for payment

               12.14.3.2 the Lessee shall neglect to perform or observe any covenant condition restriction rule or agreement herein contained or implied on the Lessee's part to be performed or observed:

               12.14.3.3 the Lessee shall neglect to comply with any proper notice given pursuant to this Lease;

               12.14.3.4 the Lessee (being a natural person) shall commit any act of bankruptcy or have his estate sequestrated in bankruptcy or shall assign his estate for the benefit of creditors or enter into a Deed of Arrangement with his creditors or enter into an arrangement for the liquidation of his debts by composition or otherwise; or

               12.14.3.5 the Lessee (being a company) shall be subject to an order for liquidation whether compulsory or voluntary or commit any act of bankruptcy or if a receiver or administrator shall be appointed over the whole or part of its assets or undertaking or if the Term of the interest of the Lessee hereunder or the goods and chattels of the Lessee within the Demised Premises shall be attached or taken in execution;

               any such act matter or thing shall if the Lessor so elects (and the Lessor shall deemed to have so elected if it exercises any right of re-entry pursuant to Clause 11.2) constitute a repudiation by the Lessee of this Lease so that the Lessor shall without prejudice to any other rights it may have be entitled to recover damages from the Lessee for the full extent of its loss arising out of such repudiation.

       Additional Guarantees

12.15 If any of the events specified in Clause 11.1.4 occurs with respect to any Guarantor being a corporation or if any of the events specified in Clause 11.1.5 occurs with respect to any Guarantor being an individual then the Lessee shall within fourteen (14) days of such event procure an additional guarantee of its obligations under this Lease (in the form contained in Clause 18.1) by a respectable responsible and solvent person acceptable to the Lessor.

PART 13. - RENT REVIEW
----------------------

       Review Dates:

13.1 The Rent payable by the Lessee hereunder shall be reviewed on each of the dates set out in Item 6 (each of which is herein called "Review Date") to the sum being the greater of:.

       13.1.1  the amount represented by A in the formula

               A = B x C/D where

               D = the rent payable as at the commencement of this Lease.

               C = the index number realised for the quarter ending or applicable as at the date of the rent increase calculated pursuant to this sub-clause, and

               D = the index number realised for the quarter ending or applicable as at the date of commencement of the immediately preceding particular year of the lease.

               13.1.1.1 In this sub-clause "Index Number" shall mean the Consumer Price index Number for Sydney (all groups) released from time to time in the Commonwealth Statistician's Summary of Australian Statistics together with any supplementary summary. In the event that there is any suspension of discontinuance of the Consumer Price Index by the Commonwealth Authorities then "Index Number" shall mean the New South Wales Male Basic or Minimum Wage applicable for the City of Sydney. If the system or practice of the determination of the New South Wales Male Basic or Minimum Wage applicable for the City of Sydney shall also cease then "Index Number" shall mean such Index published at the relevant dates in the said Commonwealth
                          Statistician's Summary of Australian Statisticians which reflects fluctuations of the cost of living in Sydney and which the parties may mutually agree upon and if they are unable to agree then such Index as may be determined by the President (or other officer of similar status) at the relevant times of the Commonwealth Institute of Valuers (New South Wales Division) or some person nominated by him whose decision shall be conclusive and binding;

              or

       13.1.2 Market value as determined in accordance with the provision of clauses 14.2, 14.3 and 14.4.

       Payment Pending Determination:

13.2 Should the amount of the Rent not be determined as aforesaid before the relevant Review Date the Lessee shall pending determination thereof pay rent at the rate applicable prior to the Review Date but subject to the revision thereof and upon the Rent being determined hereunder any necessary adjustment of rent calculated from the adjustment date shall be paid forthwith by the Lessee to the Lessor

PART 14. - OPTION
-----------------

14.1   If the  Lessee  shall  desire  to take a  renewed  lease  of the  Demised
       Premises for a term of years specified in Item 7 and shall give to the Lessor previous notice of such desire not less than nor more than the periods respectively specified in Item 8 prior to the expiration of the Term and provided the Lessee is not then in default under the provisions of this Lease whether express or implied the Lessor will at the cost and expense of the Lessee grant to the Lease a renewal of this Lease for a further term of years as specified in Item 7 and upon the same terms and conditions as are contained in this Lease with the exception of this Clause and save that the dates set forth in Item 6 hereto shall each be the same period from the date of commencement of the new term as the dates therein set forth are from the date of commencement of the Term and provided however that the Rent payable pursuant to Item 1 of this Lease shall be the sum being the amount which the Lessor shall notify the Lessee to be the amount assessed by the Lessor to be a proper market rent for the Demised Premises (having regard to the current market rental value thereto and to all matters relevant to the determination of market rent) and unless within one (1) month from the date on which the Lessor gives the said notice to the Lessee the Lessee notifies the Lessor by notice in writing that the Lessee disputes such assessment and advises the name of a qualified valuer appointed by the Lessee pursuant to Clause 14.2 hereof the Rent as specified by the Lessor shall be the Rent payable hereunder such variation to take effect on and from the date of commencement of the new term PROVIDED THAT the annual rental payable hereunder shall be no less than that payable immediately prior to the new term.

       Lessee Dispute Lessor's Assessment:

14.2 If the Lessee disputes the Lessor's assessment of the Rent as the current market rent of the Demised Premises as provided for in Clause 14.1 then the current market rent for the Demised Premises (having regard to the current market rental value thereof and to all matters then relevant to the determination of such rent) shall be determined by two (2) qualified valuers one selected by the Lessor and one selected by the Lessee or (in the event of failure of such valuers to agree on the Rent payable within twentyone (21) days of the expiration of the period of one (1) month referred to in Clause 14.1 hereof) by a qualified valuer to be agreed upon by the valuers selected by the lessor end the lessee or if no valuer is agreed upon by such valuers within seven (7) days after the aforesaid period of twenty-one (21) days has elapsed then the matter is to be referred for final determination to an independent valuer appointed by the President for the time being of the Australia Institute of Valuers provided that any such valuer appointed pursuant to the provisions of this Clause shall be a member of the Australia Institute or Valuers (or should such institute have ceased to exist of such body or association as then serves substantially the same objects as such institute) and shall be registered under the Valuers Registration Act of 1976 to value property of the type concerned in the determination and:-

       14.2.1 any determination made by any such valuer or valuers shall be made as an expert and not as an arbitrator;

       14.2.2 if the Rent is determined by the two (2) qualified valuers as hereinbefore mentioned then each party shall pay its own costs incurred in connection with the determination of such rent but otherwise all costs incurred in connection with the determination of the Rent by a single valuer shall be paid by the Lessee and the Lessor equally unless the qualified valuer determines the Rent to be equal to or greater than that specified in the Lessor's notice pursuant to Clause 14.1 in which case the costs of such determination shall be borne by the lessee.

       Current Market Rental.

14.3 For the purpose of this Part 14 the expression "current market rental value" shall mean the current annual open market rental value of the Demised Premises based on a lease between a willing Lessor and a willing Lessee granted with vacant possession and taking no account of any goodwill attributable to the Demised Premises by reason of any trade or business carried on therein by the Lessee and in all other respects (except as to rent payable) on the terms covenants and conditions of this Lease.

       Payment Pending Determination

14.4 Should the amount of the Rent not be determined as aforesaid before the date of commencement of the new term the Lessee shall pending determination thereof pay rent at the rate specified in the Lessor's determination of the Rent in the notice referred to in Clause 14.1 hereof but subject to the revision thereof and upon the Rent being determined hereunder any necessary adjustment of rent calculated from the adjustment date shall be paid forthwith by the Lessee to the Lessor or reimbursed by the Lessor to the Lessee as the case may be

PART 15 - STRATA TITLE PROVISIONS
---------------------------------

15.1 If the Land or any part thereof is or becomes subject to the provisions of the Strata Titles Act 1973 as amended or any similar legislation or requirement or any competent authority relating to strata title then the following covenants shall apply to and be binding on the Lessee:

       15.1.1 For the purposes of this Lease wheresoever reference shall be made therein to the payment of rates and taxes such reference shall be deemed to include the payment of all contribution levies and other payments properly payable by the Lessor to the Body Corporate of the relevant strata scheme (excluding any "special levies" as defined in the Strata Titles Act, 1973 as amended).

       15.1.2 The Lessee its servants and agents shall observe and comply punctually with all by-laws in force in respect of the relevant strata scheme.

       Making Rules:

       16.1 The Lessor may from time to time make and prescribe rules (not being inconsistent with express rights of the Lessee under this Lease) which shall be reasonable for or in relation to -

               16.1.1     the use  safety  care and  cleanliness  of the  Common
                          Areas of the Building and the Land and/or the preservation of good order therein and/or the comfort of persons lawfully using same;

               16.1.2 the location and storage of garbage and refuse in the Common Areas pending removal;

               16.1.3 the policing and regulating of traffic and the parking of motor vehicles in the common parking area (if any) situate upon the land;

               16.1.4 the closure of the Common Areas or any part thereof outside normal trading hours;

               16.1.3     the definition of normal trading hours;

               16.1.6     the external appearance of the Building upon the Land.

               Amending Rules:

16.2 The Rules may from time to time be repealed amended modified or varied or added to at the discretion of the Lessor (save that no such amendment or addition shall make the rules inconsistent with the express rights of the Lessee hereunder) and upon notice in writing thereof under the hand of the Lessor or its agent for the time being being given to the Lessee shall be and become binding upon the Lessee as if expressly set forth in this Lease as covenants on the part of the Lessee.

       Certificates:

16.3 A certificate signed by any director manager or secretary of the Lessor or by the Lessor's managing agent for the time being of the Building shall be sufficient evidence that the Rules have been duly made and are in force or have been repealed amended modified or varied and (unless the contrary is proved) that notice in writing thereof has been given to the Lessee on the date specified in the certificate

PART 17. - PARKING
------------------

17.1 In the event that the Lessee has been granted the right to park any motor vehicle in any part of the Building on the Land the following provisions shall apply:

       17.1.1 The Lessee shall park the motor vehicles only in the positions designated by the Lessor.

       17.1.2 The Lessee shall have the right to identify its car parking spaces by painting appropriate identifying letters or names in such spaces or by erecting at its own expense and with the consent in each case of the Lessor appropriate identifying name plates adjacent to each space and the Lessee covenants to remove any such signs or painting at its own expense on the termination of this Lease and to make good any damage occasioned thereby.

       17.1.3 the lessee shall not permit or allow any motor vehicle to be cleaned greased oiled washed or repaired in any part of the Building.

       17.1.4 The Lessee shall not store or permit or suffer to be stored or kept in any part of such car parking area of the Building any petrol or other inflammable fuel except as is contained in the petrol or other fuel feed tanks forming a permanent part of a vehicle.

       17.1.5 The Lessor shall not be held responsible for the loss of or damage to any car entering leaving or parked in the car parking area or for the loss of or damage to any article of thing in or upon any car or for any injury to any person howsoever such loss damage or injury may arise or be caused including in any such case the removal of any car of article from the car parking area by en unauthorised person.





IN WITNESS WHEREOF the parties have set their hands and seals on the day first herinbefore mentioned.

THE COMMON SEAL OF                      )
REEFMIST PTY LIMITED                    )         [graphic of seal]
was hereunto affixed in accordance      )
with its Articles of Association        )
in the presence of:                     )

/s/ Ivan Hammerschlag                         /s/ Shaun Rosen
-----------------------------------          ----------------------------
Director                                      Secretary

Ivan Hammerschlag                             Shaun Rosen
-----------------------------------          ----------------------------
Print Name                                   Print Name

THE COMMON SEAL OF                      )
DIVERGENT TECHNOLOGIES                  )         [graphic of seal]
PTY LIMITED was hereunder affixed       )
in accordance with its Article of       )
Association in the presence of:         )


/s/ Ivan Hammerschlag                         /s/ Shaun Rosen
-----------------------------------          ----------------------------
Director                                      Secretary

Ivan Hammerschlag                             Shaun Rosen
-----------------------------------          ----------------------------
Print Name                                   Print Name


                             THE REFERENCE SCHEDULE
                             ----------------------
Item 1.   RENT                     (Clause 3.1)        One Hundred and Eighty
                                                       Thousand Dollars ($180,000.00)
                                                       per annum

Item 2.   MANNER OF                (Clause 3.1)        By monthly instalments of
PAYMENT OF RENT                              Fifteen Thousand Dollars and
                                                       on the 1st day of each month
                                                       following the commencement
                                                       date of the Lease.  Thereafter
                                                       one-twelfth of the reviewed rent
                                                       for any particular year of the
                                                       Term hereof payable as
                                                       aforementioned.

Item 3.   PERMITTED USE OF         (Clause 4.1)        Computer software development
          THE DEMISED                                  and sales of computer software
          PREMISES                                     and hardware.

Item 4.   INTERVALS AT THE         (Clause 5.3)        When reasonably required by
          END OF WHICH                                 the Lessor.
          LESSEE IS TO PAINT
          OR OTHERWISE
          TREAT THE DEMISED
          PREMISES

Item 5.   REQUIRED MINIMUM         (Clause 8.1)        Five million dollars
          AMOUNT OF                                    ($5,000,000.00)
          INSURANCE ON
          PUBLIC RISK

Item 6.   REVIEW DATES             (Clause 13.1)       Year 2 CPI - Clause 13.1
                                                       Year 3 CPI - Clause 13.1
                                                       Year 4 Market - Clause 14.1
                                                       Year 5 CPI - Clause 13.1







                                                       Year 6 CPI - Clause 13.1
                                                       Year 7 Market - Clause 14.1
                                                       Year 8 CPI - Clause 13.1
                                                       Year 9 CPI - Clause 13.1
                                                       Year 10 Market - Clause 14.1
                                                       Option Period
                                                       Year 1 Market - Clause 14.1
                                                       Year 2 CPI - Clause 13.1
                                                       Year 3 CPI - Clause 13.1
                                                       Year 4 Market - Clause 14.1
                                                       Year 5 Market - Clause 14.1

Item 7.   OPTION -                 (Clause 14.1)       Five (5) years

Item 8.   OPTION - LIMIT           (Clause 14.1)       Minimum: Three (3) months
          ON PRIOR NOTICE                              Maximum: Six (6) months

Item 10.  LAND                     (Clause 1.1.5)      Certificates of Title Folio
                                                       Identifiers:
                                                       6 /SP47201
                                                       7 /SP47201
                                                       8 /SP47201
                                                       9 /SP47201
                                                       10/SP47201
                                                       11/SP47201





